Rule 497(e)
                                      Registration Nos. 333-168727 and 811-22452



                            FIRST TRUST SERIES FUND

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                  (the "Fund")

                      SUPPLEMENT TO THE FUND'S PROSPECTUS
           DATED MARCH 2, 2015, AS SUPPLEMENTED ON MARCH 18, 2015 AND
                               NOVEMBER 17, 2015

                            DATED DECEMBER 14, 2015

      Effective as of November 1, 2015, Thomas Dugan replaced David Miyazaki as a portfolio manager for the Fund. Mark Keller, Daniel Winter and Chris Stein will continue to act as portfolio managers for the Fund.

      1. Notwithstanding anything to the contrary in the prospectus for the Fund, the paragraph under the sub-section entitled "Portfolio Managers" of the section entitled "Management" in the prospectus is replaced in its entirety with the following:

      The following persons are members of Confluence's investment committee and serve as the portfolio managers of the Fund:

      o Mark Keller, CFA, Chief Executive Officer and Chief Investment Officer of Confluence;

      o Daniel Winter, CFA, Senior Vice President and Portfolio Manager of Confluence;

      o   Chris Stein, Vice President and Portfolio Manager of Confluence; and

      o Thomas Dugan, CFA, Associate Vice President and Portfolio Manager of Confluence.

      Mark Keller, Daniel Winter and Chris Stein have managed the Fund since 2011. Thomas Dugan has managed the Fund since 2015.

      2. Notwithstanding anything to the contrary in the prospectus for the Fund, the paragraph entitled "Dependence on Key Personnel Risk" of the section entitled "Additional Risks of Investing in the Fund" in the prospectus is replaced in its entirety with the following:

      DEPENDENCE ON KEY PERSONNEL RISK. The Sub-Advisor is dependent upon the experience and expertise of Mark Keller, Daniel Winter, Chris Stein and Thomas Dugan in providing advisory services with respect to the Fund's investments. If the Sub-Advisor were to lose the services of any of these portfolio managers, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for any of Messrs. Keller, Winter, Stein and Dugan in the event of their death, resignation, retirement or inability to act on behalf of the Sub-Advisor.

      3. Notwithstanding anything to the contrary in the prospectus for the Fund, the seventh paragraph of the section entitled "Management of the Fund" in the prospectus is replaced in its entirety with the following:

      Mark Keller, Daniel Winter, Chris Stein and Thomas Dugan serve as the Fund's portfolio managers and share responsibilities for the day-to-day management of the Fund's investment portfolio. The core investment team is led by Mark Keller.

      4. Notwithstanding anything to the contrary in the prospectus for the Fund, the third and fourth bullets in the bulleted list of the section entitled "Management of the Fund" in the prospectus is replaced in its entirety with the following:

      o Chris Stein serves as Vice President and Portfolio Manager of Confluence. Mr. Stein joined Confluence in August 2008. Previously, Mr. Stein served as a Portfolio Manager and Analyst with Gallatin Asset Management, the investment management arm of A.G. Edwards, Inc. Mr. Stein was part of the portfolio management team responsible for Gallatin's Large Cap Value, Small Cap Value, Equity Income, Value Opportunities and All Cap Global separately managed accounts. His analytical coverage was primarily focused on companies within the consumer discretionary sector. Additionally, Mr. Stein assisted the A.G. Edwards Trust Company in constructing and managing individual stock portfolios. Prior to joining the Asset Management division in 2001, Mr. Stein was an associate analyst covering the media and entertainment sector for A.G. Edwards' securities research. Prior to joining A.G. Edwards in 1998, he was a financial consultant with Renaissance Financial. Mr. Stein earned a Bachelor of Science in Accounting and a Bachelor of Science in Finance from the University of Dayton. Mr. Stein also received a Master of Business Administration from St. Louis University.

      o Thomas Dugan serves as Associate Vice President and Portfolio Manager for Confluence. Prior to joining Confluence in 2008, Mr. Dugan served as an equity analyst with Gallatin Asset Management, the investment management arm of A.G. Edwards, Inc. Before joining Gallatin, Mr. Dugan was an equity analyst with Martin Capital Management in Elkhart, Indiana. Mr. Dugan graduated summa cum laude with a Bachelor of Science degree in business administration in finance and economics from Rockhurst University. He earned his Master of Business Administration degree from the Kelley School of Business at Indiana University and is a CFA charterholder.



  PLEASE KEEP THIS SUPPLEMENT WITH THE FUND'S PROSPECTUS FOR FUTURE REFERENCE